EXHIBIT 99.1

                                  VidaMed, Inc.
                      Condensed Consolidated Balance Sheets



                                                                                   April 30,       March 31,
                                                                                     1996            1996
                                                                                ------------    ------------
Assets
Current Assets:
     Cash and cash equivalents                                                  $  7,210,385    $ 11,144,937
     Short-term investments                                                        8,887,100       5,913,200
     Other current assets                                                          1,907,840       2,338,517
                                                                                ------------    ------------
           Total current assets                                                   18,005,325      19,396,654

     Property and equipment, net                                                   2,823,907       2,863,987
     Other assets, net                                                               227,674         232,289
                                                                                ------------    ------------
           Total assets                                                         $ 21,056,906    $ 22,492,930
                                                                                ============    ============

Liabilities and stockholders' equity
Current liabilities:
     Notes payable, current portion                                             $    986,474    $    977,239
     Accounts payable                                                                623,046         442,197
     Accrued compensation                                                            255,289         252,071
     Accrued professional fees                                                       295,969         251,254
     Accrued clinical trial costs                                                    879,849         886,394
     Accrued and other liabilities                                                 2,955,843       2,948,200
     Deferred revenue                                                                637,500         672,917
                                                                                ------------    ------------
           Total current liabilities                                               6,633,970       6,430,272

     Notes payable, noncurrent                                                     1,201,814       1,288,339
     Convertible notes, noncurrent                                                 1,050,000      10,100,000
     Other long-term liabilities                                                     978,882       1,023,929

Stockholders' equity:
     Capital stock                                                                53,996,634      45,313,534
     Accumulated deficit                                                         (42,804,394)    (41,663,144)
                                                                                ------------    ------------
           Total stockholders' equity                                             11,192,240       3,650,390
                                                                                ------------    ------------
           Total Liabilities and stockholders' equity                           $ 21,056,906    $ 22,492,930
                                                                                ============    ============


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


                                  VidaMed, Inc.
                 Condensed Consolidated Statements of Operations


                                                               Four
                                                           Months Ended
                                                             April 30,
                                                               1996
                                                           -------------
Revenues:
     Product sales, net                                    $    459,693
     License fees and grant revenue                             143,316
                                                           -------------
Net revenues                                                    603,009

Operating Expenses:
     Cost of product sales                                      974,567
     Research and development                                 1,848,787
     Selling, general and administrative                      2,224,133
                                                           ------------
              Total operating expenses                        5,047,487
                                                           ------------
Loss from operations                                         (4,444,478)

Other expense, net                                              (27,128)
                                                           ------------
Net loss                                                    $(4,471,606)
                                                           ============


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